Davis Series, Inc.
File Number 811-02679
For the period ending 6/30/2003

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             7970

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             4889
	    Class C             2504
	    Class Y		 288


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 17.05

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 15.27
	    Class C           $ 15.92
	    Class Y           $ 17.39


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  629

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $ 1648
	    Class C	      $  394
	    Class Y	      $    6

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.11

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.09
    	    Class C	      $ 0.09
	    Class Y	      $ 0.12

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             7610

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	       17409
	    Class C             3858
	    Class Y		  71


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.90

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.89
	    Class C           $ 5.91
	    Class Y           $ 5.95


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1818

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  384
	    Class C	      $   72

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.004

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.004
    	    Class C	      $ 0.004

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	       518973

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             88734
	    Class C             15129

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             14468

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		 9637
	    Class C              3288
	    Class Y		  370


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 30.49

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 28.66
	    Class C           $ 29.11
	    Class Y           $ 30.85


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 821

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $ 411
	    Class C	      $ 122
	    Class Y	      $ 201

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.20

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.15
    	    Class C	      $ 0.15
	    Class Y	      $ 0.21

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             4305

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	        2904
	    Class C              916
	    Class Y		1017

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 22.83

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 22.57
	    Class C           $ 22.88
	    Class Y           $ 22.92


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1207

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  609
	    Class C	      $  260
	    Class Y	      $  385

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.20

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.16
    	    Class C	      $ 0.16
	    Class Y	      $ 0.23

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             5882

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             3772
	    Class C             1682
	    Class Y		1715

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 25.89

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 25.75
	    Class C           $ 25.94
	    Class Y           $ 26.08